AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT, (this "Agreement") made this 17th day of May, 2006, by and between Mark Hammer ("**Hammer**"), Sean Philip Watkinson ("**Watkinson**") and president of Maneki Mining, Inc., ("MANEKI") or the "Company") a Nevada corporation, and **Vega Star Capital SA** ("**Vega Star**") or its designees ("collectively the "Purchasers", Plaza Francesc Macia 7, 6th Floor, Mod.A, 08029 Barcelona, Spain ("Purchasers") setting forth the terms and conditions upon which the Sellerss, will sell One Million Five Hundred Thousand ("1,500,000") shares of MANEKI's common stock (the "Shares"), personally owned by them, to Purchasers. Hammer and Watkinson shall be collectively referred to as the " Sellerss" herein.

In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

WHEREAS, the Sellerss have appointed **Boughton Law Corporation**, ("**Boughton**") represented by **R. David Toyoda**, ("**Toyoda**") 1000 – 595 Burrard Steet, Vancouver, British Columbia V7X 1S8, to act as the Escrow Agent ("**Escrow Agent**") for this transaction and to receive and hold all consideration received from the Purchasers for the sale of the Shares and all documents, stock certificates, stock powers and corporate records of MANEKI, in the Boughton Law Corporation Trust Account.

WHEREAS, the Purchasers, Sellers and Boughton, acting as the Escrow Agent, have entered into an ESCROW AGREEMENT dated May 17, 2006.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I
SALE OF SECURITIES

1.01 Subject to the terms and conditions of this Agreement the Sellers agrees to sell the Shares for a total of Seven Hundred Twenty Five Thousand no/100 dollars (U.S.) ($ 725,000.00) (the "Purchase Price"). This is a private transaction between the Sellers and Purchasers.

1.02 The Sellers hereby appoint Boughton to act as the Escrow Agent as to the distribution of the funds received for the sale of the Shares and distribution of the shares and documents of MANEKI to be held in the Escrow Account.

1.03 Deposit: It is understood that a Deposit in the amount of Fifty Thousand Dollars ($50,000) has been or will be wired on or before April 28, 2006, to the Boughton Law

Corporation – U. S. Trust Account ("Escrow Account") as a deposit on the sale of the Shares being sold by the Sellers, and will be held in the Escrow Account until closing. After 7 days from the signing of this Agreement by all parties, the deposit will be non-refundable unless the Sellers and Purchasers fail to fulfill all things to be completed pursuant to the terms of this Agreement and outlined in Article II, 2.14 and Article IV, 4.02 of this Agreement. In addition, after signing this Agreement and prior to the Closing Date, in during due-diligence by the Purchasers, something of significance is revealed that the Purchasers were not previously made aware that changes the structure and intent of this Agreement and the transaction, the purchasers may cancel this agreement and request a full refund of the deposit. The purchasers will notify the Sellers and Boughton of the subject of concern and their intention to cancel this Agreement and the request for the refund of the deposit, in writing, addressed to the individuals and addresses listed Article VI, 6.08 of this Agreement, and the Sellers, within 3 business days after receiving the request for the refund of the deposit shall inform the Escrow Agent to immediately refund the deposit to the Purchasers.

1.04 It is agreed that the balance of the amount due to the Sellers will be wire transferred to the Escrow Account on or before May 24, 2006, and that the closing will take place contemporaneous with such payment, unless a delay is agreed to by the parties signing this Agreement. It is agreed that the Shares shall remain in the Escrow Account until the full amount of $725,000 has been paid in full, after which the closing on the sale of the Shares shall take place and all stock certificates shall be delivered to the buyers along with all documents listed in paragraphs 2:14 and 4:02 below.

It is further agreed that if the full balance due for the shares in the amount of $675,000 is not paid in full on or before May 24, 2006, unless an extension of time is agreed to by both parties, the Sellers, may, at his discretion, cancel this Agreement and seek other buyers for the stock. In the event that the Sellers cancels this Agreement for non-payment of the amount due, all amounts which the Purchasers have paid into the Escrow Account shall be forfeited by those Purchasers to the Sellers and they shall have no further obligation to the Purchasers. Upon the payment of the total amount of $725,000 by the Purchasers of the Shares, wired transferred to the Escrow Account, and the receipt of all items outlined below which shall be provided by the Sellers the Closing will take place immediately unless extended by the parties signing this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Sellers hereby represents and warrants to the Purchasers the following:

2.01 <u>Organization;</u> MANEKI is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state of Nevada and elsewhere. All actions taken by the incorporators, directors and/or shareholders of MANEKI have been valid and in accordance with the laws of the state of Nevada.

2.02 Capital. The authorized capital stock of MANEKI consists of 75,000,000 shares of Common Stock, $.001 par value, of which 3,250,000 shares of Common Stock are issued and outstanding. There are no Preferred Shares authorized. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating MANEKI to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of MANEKI are subject to any stock restriction agreements. There are approximately 36 shareholders of record of MANEKI. All of such shareholders have valid title to such shares and acquired their shares in a lawful transaction and in accordance with Nevada corporate law and the applicable securities laws of the United States.

2.03 Financial Statements. Financial statements for MANEKI can be found on Edgar and are true and correct.

2.04 Absence of Changes. Since February, 28, 2006, there has been no change in the financial condition or operations of MANEKI except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

2.05 Filings with Government Agencies. MANEKI has made all required filings with any Government agency, including the state of Nevada hat might be required. Upon the purchase of the shares by the Purchasers those Purchasers will have the full responsibility for filing any and all documents required by the Securities and Exchange Commission and any other government agency that may be required.

2.06 Liabilities. It is understood and agreed that the purchase of the Common Stock is predicated on MANEKI not having any liabilities at closing, and the Company will not, at the signing of this Agreement, and will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at closing. MANEKI is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the Company or its shares. There is no dispute of any kind between MANEKI and any third party, and no such dispute will exist at the Closing of this transaction. At the Closing, MANEKI will be free from any and all liabilities, liens, claims and/or commitments. The Sellers agrees to indemnify the Purchasers against any past liabilities pertaining to its conduct of business that should arise within 3 months of closing.

2.07 Tax Returns. MANEKI has filed all necessary tax returns. As of closing, there shall be no taxes of any kind due or owing.

2.08 Ability to Carry Out Obligations. The Sellers has the right, power, and authority to enter into, and perform his obligations under this Agreement. The execution and delivery of this Agreement by the Sellers and the performance by the Sellers of his obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of

(iv) Minutes and Consents of the board of directors;

(v) List of officers and directors;

(vi) Certificate of Good Standing from the Secretary of State of Nevada.

(vii) Shareholder list, Stock register and stock certificate records of MANEKI;

2.14 Closing Documents. All minutes, consents or other documents pertaining to MANEKI to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

2.15 Title. The Selling Shareholder has good and marketable title to all of the shares being sold by him to the Purchasers pursuant to this Agreement. The shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares. Except as provided in this Agreement, the Sellers is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the shares by purchasers (and/or assigns) impair, restrict or delay voting rights with respect to the shares.

2.16 Transfer of Shares. The Sellers will have the responsibility for sending all certificates representing the shares being purchased, along with the proper Stock Powers with Bank Signature Guarantees to the Escrow Agent for delivery to the Purchasers.

The Purchasers will have the responsibility of sending the certificates, along with stock powers to the Transfer Agent for the Company to have the certificates changed into their respective names and denominations and the Purchasers shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

2.17 Representations. All representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III
CLOSING

3.01 Closing for the Purchase of Common Stock. The Closing (the "Closing") of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.13 above and in 3.02 below, have been delivered. Unless the Closing of this transaction takes place on or before May 24, 2006, then either party may terminate this Agreement. If this Agreement is terminated due to the failure of the Sellers to provide the documents specified in Paragraphs 2.13 or the documents listed below in Section 3.02, then all

consideration paid by the Purchasers shall be returned to the Purchasers. If this Agreement is terminated by the Sellers due to the failure of the Purchasers to provide the consideration specified below, then the Deposit previously paid by the Purchasers will be forfeited to the Sellers and the Sellers shall have no further liability to the Purchasers and the Purchasers shall have no further liability to the Sellers, except that such deposit shall be returned to the Purchaser if termination shall occur by the Purchaser pursuant to Section 5.02 below.

This Agreement can be terminated in the event of any material breach by either party.

3.02 Documents and Payments to be Delivered at Closing of the Common Stock Purchase. As part of the Closing of the Common Stock purchase, those documents listed in 2.13 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the parties, shall be delivered:

(a) By the Sellers:

(i) stock certificate or certificates, along with Bank Guaranteed stock powers, representing Sellers shares, endorsed in favor of the name or names as designated by Purchasers or left blank;

(ii) the appointment of a new President, Secretary and Treasurer of the Company as designated by Purchasers, and the resignation of all officers of MANEKI.

(iii) the appointment of new directors of MANEKI as designated by the Purchasers and the resignation of all its current directors;

(iv) true and correct copies of all of the business and corporate records of MANEKI, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts; and

(v) such other documents of MANEKI as may be reasonably required by Purchasers, if available.

(b) By Purchasers:

(i) wire transfer to the Boughton Law Corporation – U. S. Trust Account, the amount of $ 675,000, in addition to the initial deposit of $50,000, representing the balance of the payment for the Purchase Price for the Shares.

WIRE TRANSFER INSTRUCTIONS

Account:	Boughton Law Corporation
Correspondent Bank:	HSBC BANK USA, New York, NY ABA; 021 001 088 A/C 000050881
Bank Name:	HSBC Bank Canada 885 West Georgia Street Vancouver, BC V6C 3G1 Tel: 604-685-1000
Swift Code:	HKBCCATT
Account Name:	Boughton Law Corporation
Transit	10020
Institution	016
Account No.	102720-096 (USD Acct)

ARTICLE IV
INVESTMENT INTENT

4.01 Transfer Restrictions. Buyer (and/or assigns) agrees that the securities being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration ("Transfer") only pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

4.02. Investment Intent. The Buyer is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

4.03. No Advertisement. The Buyer acknowledges that the Shares have been offered to it in direct communication between it and Sellers, and not through any advertisement of any kind.

4.04. Knowledge and Experience. (a) The Buyer acknowledges that it has been encouraged to seek its own legal and financial counsel to assist it in evaluating this purchase. The Buyer acknowledges that Sellers have given it and all of its counselors access to all information relating to MANEKI's business that they or any one of them has requested. The Buyer acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of MANEKI so that it can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

4.05. Restrictions on Transferability. The Buyer is aware of the restrictions of transferability of the Shares and further understands the certificates shall bear the following legend.

> (a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM

REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b) The Buyer understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act.

(c) MANEKI and/or Sellers has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future, and in the absence of such a registration statement or exemption, the Buyer may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

ARTICLE V
REMEDIES

5.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Vancouver BC, in accordance with the Rules of the Canadian Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

5.02 Termination. In addition to any other remedies, the Purchasers may terminate this Agreement, if at the Closing, the Sellers have failed to comply with all material terms of this Agreement has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

5.03 Indemnification. From and after the closing, the Sellers, jointly and severally, agree to indemnify the Purchasers against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation of the Sellers contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04 Indemnification Non-Exclusive The foregoing indemnification provision is the in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI
MISCELLANEOUS

6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

6.05 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.06 Significant Changes The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of MANEKI, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of MANEKI.

6.07 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to Watkinson:

Sean Philips Watkinson
4462 John St.
Vancouver, BC

Phone: 604-764-6552

If to Escrow Agent

Boughton Law Corporation
Attn: R. David Toyoda
1000 – 595 Burrard Street
Vancouver, BC V7X 1SB

Phone – 604-647-4176
Fax – 604-683-5317
Email – dtoyoda@boughton.ca

If to Hammer:

Mark Hammer
17 West 14th Avenue
Vancouver, CA
Phone: 604-761-1335

If to Vega Star, to:

Francisco Abellan
Vega Star Capital SA
Plaza Francesc Macia 7 6th Floor, Mod A
08029 Barcelona, Spain
Phone: 011 34 629 676 949
Fax – 011 34 933 354 460
E-mail- frank@vegastarcapital.com
Fax – 604-602-7593
Email – andre@booksprep.com

6.09 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

6.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall survive the Closing of this

SPW
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Agreement.

6.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein..

In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Sean Philip Watkinson- Seller

By: ______________________

Sean Philip Watkinson

Mark Hammer – Seller

By: ______________________

Mark Hammer

Vega Star Capital SA - Purchasers

By: ______________________

Francisco Abellan - President